                       FIFTH AMENDMENT TO CREDIT AGREEMENT


   THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of the 20th day of June, 1996 by and among FirstPlus Financial, Inc., a Texas corporation formerly known as Remodelers National Funding Corp. ("Borrower"), RAC Financial Group, Inc., a Nevada corporation formerly known as Remodelers Acceptance Corp. ("Guarantor"), and Bank One, Texas, National Association ("Bank One"),

                              W I T N E S S E T H:

   WHEREAS, Borrower, Guarantor and Bank One have entered into that certain Credit Agreement dated as of March 17, 1995, as amended by that certain First Amendment to Credit Agreement dated as of May 12, 1995, that certain Second Amendment to Credit Agreement dated as of June 6, 1995, that certain Third Amendment to Credit Agreement dated as of June 22, 1995, and that certain Fourth Amendment to Credit Agreement dated as of March 26, 1996 (as so amended and as otherwise modified to the date hereof, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Bank One became obligated to make loans to Borrower as therein provided; and

   WHEREAS, Borrower, Guarantor and Bank One desire to amend the Original Agreement as provided herein;

   NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Bank One to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                  ARTICLE I.

                          DEFINITIONS AND REFERENCES

   SECTION 1. 1. TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

   SECTION 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

   "AMENDMENT" means this Fifth Amendment to Credit Agreement.

   "AMENDMENT DOCUMENTS" means this Amendment and the Renewal Note.

   "CREDIT AGREEMENT" means the Original Agreement as amended hereby.

   "ORIGINAL NOTE" means the "Note" referred to and defined as such in the Original Agreement.


                                     ARTICLE II.

                            AMENDMENTS TO ORIGINAL AGREEMENT


   SECTION 2.1. DEFINED TERMS. The definition of "Commitment" in
Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:


   "COMMITMENT" shall mean the obligation of Bank One to make Advances to Borrower pursuant to SECTION 2.01 hereof in an aggregate amount not to exceed at any one time $60,000,000."

   SECTION 2.2. AMENDMENT TO REPRESENTATIONS AND WARRANTIES. Section 5.22(n) of the Original Agreement is hereby amended in its entirety to read as follows:

        "(n) Each Mortgage Loan is a fixed rate loan; each Mortgage Note has an original term to maturity of not less than 24 months nor more than 30 years from the date of origination; each Mortgage Note is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related Mortgage Interest Rate; and no Mortgage Note provides for any extension of the original term;"

   SECTION 2.3. AMENDMENT TO EXHIBITS. Exhibit A to the Original
Agreement is hereby amended in its entirety to read as set forth in Exhibit A attached hereto.

   Exhibit C to the Original Agreement is hereby amended in its entirety to read as set forth in Exhibit C attached hereto.

   SECTION 2.4. NAME CHANGE OF BORROWER. Borrower has changed its name from Remodelers National Funding Corp. to FirstPlus
Financial, Inc. Therefore, effective as of the date hereof, any and all references in the Loan Documents to Remodelers National
Funding Corp. shall also be deemed to refer to FirstPlus
Financial, Inc.


                                 ARTICLE III.

                        CONDITIONS OF EFFECTIVENESS


   SECTION 3. 1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when

   (a) Bank One shall have received, at Bank One's office, a counterpart of this Amendment executed and delivered by Borrower and Guarantor;

   (b) Borrower shall have issued and delivered to Bank One a promissory note with appropriate insertions in the form attached hereto as Exhibit A payable to the order of Bank One on or before March 31, 1997 (such note being herein called the "Renewal Note"), duly executed on behalf of Borrower, dated the date hereof, and expressly renewing the Original Note;

   (c) Bank One shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Bank One, duly authorized, executed and delivered, and in form and substance satisfactory to Bank One:

     (i) OPINION OF COUNSEL FOR BORROWER. A written opinion of Borrower's counsel, dated as of the date of this Amendment, addressed to Bank One, to the effect that this Amendment and the Renewal Note have been duly authorized, executed and delivered by Borrower and Guarantor (to the extent each is a party thereto) and that the Credit Agreement and the Renewal Note constitute the legal, valid and binding obligations of Borrower and Guarantor (to the extent each is a party thereto), enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity).

      (ii) OFFICER'S CERTIFICATE. A certificate of a duly authorized officer of Borrower and Guarantor to the effect that all of the representations and warranties set forth in
   Article IV hereof are true and correct at and as of the time of such effectiveness.

       (iii) SUPPORTING DOCUMENTS. (A) A certificate of the
   Secretary of Borrower dated the date of this Amendment certifying that: (1) attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing-the execution, delivery and performance of this Amendment and the Amendment Documents, (2) attached as Exhibit A to the Omnibus Certificate of Borrower dated as of March 17, 1995 (the "Borrower's Original Certificate") is a true and complete copy of the names and true signatures of the officers of Borrower authorized to sign this Amendment and the Amendment Documents and such document has not been amended and continues in full force and effect, and (3) attached as Exhibits C. and D to Borrower's Original
   Certificate are copies of the certified charter documents of Borrower (including Bylaws) and all such documents have not been amended - or revoked since the date of Borrower's
   Original Certificate, and continue in full force and effect;
   (B) a certificate of the Secretary of Guarantor dated the date of this Amendment certifying that: (1) attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Guarantor authorizing the execution, delivery and performance of this Amendment and the Amendment Documents, (2) attached thereto is a true and complete certified copy of the Articles of Incorporation of Guarantor as in effect on the date hereof, (3) attached as Exhibit A to the Omnibus Certificate of Guarantor dated as of March 17, 1995 (the "Guarantor's Original Certificate") is a true and complete copy of the names and true signatures of the officers of Guarantor authorized to sign this Amendment and the Amendment Documents and such document has not been amended and continues in full force and effect, and (4) attached as Exhibit D to Guarantor's Original Certificate is a copy of the Bylaws of Guarantor and such Bylaws have not been amended or revoked since the date of Guarantor's Original Certificate, and continue in full force and effect and (C) such supporting documents as Bank One may reasonably request.


                                   ARTICLE IV.

                          REPRESENTATIONS AND WARRANTIES


   SECTION 4.1. REPRESENTATIONS AND WARRANTIES. In order to induce Bank One to enter into this Amendment, each of Borrower and Guarantor represents and warrants to Bank One that:


      (a) The representations and warranties contained in Sections 5.0 through 5.22 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.


      (b) Each of Borrower and Guarantor is duly authorized to execute and deliver this Amendment and the Renewal Note (to the extent that each is a party thereto) and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Each Related Person has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the Renewal Note and to authorize the performance of the obligations of each Related Person hereunder and thereunder.


     (c) The execution and delivery by each of Borrower and Guarantor of this Amendment and the Renewal Note (to the extent that each is a party thereto), the performance by each of Borrower and Guarantor of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of any Related Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Related Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Related Person. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by each of Borrower and Guarantor of this Amendment and the Renewal Note or to consummate the transactions contemplated hereby and thereby.

      (d) When duly executed and delivered, each of this Amendment, the Credit Agreement and the Renewal Note will be a legal and binding instrument and agreement of Borrower and Guarantor (to the extent each is a party hereto), enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

      (e) The audited annual Consolidated financial statements of Guarantor dated as of December 31, 1995 and the Consolidated and consolidating balance sheets of Guarantor dated as of April 30, 1996 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Guarantor. Copies of such financial statements have heretofore been delivered to Bank One. Since April 30, 1996, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Guarantor.


                                ARTICLE V.

                              MISCELLANEOUS

   SECTION 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also, and any reference in any Loan Document to any other document or instrument amended, renewed, extended or otherwise affected by any Amendment Document shall also refer to such Amendment Document. The execution, delivery and effectiveness of this Amendment and the Renewal Note shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Bank One under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

   SECTION 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan and the issuance and delivery of the Renewal Note, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Related Person hereunder or under the Credit Agreement to Bank One shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower and Guarantor under this Amendment and under the Credit Agreement.

   SECTION 5.3. MARKING OF ORIGINAL NOTE. Bank One shall promptly mark the Original Note either "renewed and extended" or "ineffective" and shall deliver a photocopy thereof to Borrower.

   SECTION 5.4. LOAN DOCUMENTS. This Amendment and the Renewal Note are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

   SECTION 5.5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

   SECTION 5.6. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

   THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED
BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES.

   THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

   IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                           FIRSTPLUS FINANCIAL, INC.,
                           formerly known as REMODELERS
                           NATIONAL FUNDING CORP.



                           By: /s/ Barry Tenenholtz
                               ---------------------------------------
                               Name: Barry Tenenholtz
                               Title: Senior Vice President/Treasurer


                           RAC FINANCIAL GROUP, INC.,
                           formerly known as REMODELERS
                           ACCEPTANCE CORP.


                           By: /s/ Ronald M. Mankoff
                               ---------------------------------------
                           Name:   Ronald M. Mankoff
                           Title:

                           BANK ONE, TEXAS, NATIONAL
                           ASSOCIATION



                           By: /s/ Mark L. Freeman
                               ---------------------------------------
                               Name: Mark L. Freeman
                               Title: Vice President

                             CONSENT AND AGREEMENT


   RAC Financial Group, Inc., a Nevada corporation formerly known as Remodelers Acceptance Corp., hereby consents to the provisions of this Amendment and the transactions contemplated herein (including without limitation the execution and delivery of the Renewal Note), and hereby ratifies and confirms the Guaranty dated as of March 17, 1995 made by it for the benefit of Bank One, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                               RAC FINANCIAL GROUP, INC.



                               By: /s/ Ronald M. Mankoff
                                   ---------------------------------------
                                   Name: Ronald M. Mankoff
                                   Title: